UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2017

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the shareholders of CNO Financial Group, Inc. (the "Company") on May 10, 2017 (the "Annual Meeting"), the Company's shareholders elected nine directors to serve terms expiring at next year's annual meeting and approved four other proposals. The results of the voting were as follows:

Proposal 1:	Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes
Edward J. Bonach	150,936,508	1,099,729	57,051	10,471,907
Ellyn L. Brown	149,936,151	2,101,944	55,193	10,471,907
Stephen N. David	150,799,542	1,236,215	57,531	10,471,907
Robert C. Greving	150,936,013	1,099,480	57,795	10,471,907
Mary R. (Nina) Henderson	150,444,813	1,593,283	55,192	10,471,907
Charles J. Jacklin	150,446,684	1,589,586	57,018	10,471,907
Daniel R. Maurer	149,962,902	2,072,865	57,521	10,471,907
Neal C. Schneider	149,168,012	2,862,975	62,301	10,471,907
Frederick J. Sievert	150,423,499	1,612,749	57,040	10,471,907

Proposal 2:	Approval of the Amended and Restated Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
148,206,923	3,803,949	82,416	10,471,907

Proposal 3:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain
161,259,948	1,266,099	39,148

Proposal 4:	Approval by non-binding advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
148,522,407	3,194,048	376,833	10,471,907

Proposal 5:	Approval by non-binding advisory vote on frequency of future votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
122,402,735	66,567	29,282,475	341,511	10,471,907

In light of the voting results with respect to the frequency of shareholder votes on executive compensation, the Board has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. The Company is required to hold votes on frequency at least once every six years.

Item 7.01.	Regulation FD.

On May 10, 2017, the Company issued a press release to announce: (i) results of the voting at the Annual Meeting on the proposals described above; (ii) that its board of directors has declared a quarterly dividend of nine cents per common share payable on June 23, 2017, to shareholders of record at the close of business on June 9, 2017; and (iii) that its board of directors has approved an additional $300 million to repurchase its outstanding common stock. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d).	Financial Statements and Exhibits.

99.1	Press release of CNO Financial Group, Inc. dated May 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 10, 2017
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer